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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                               December 28, 1999
                Date of Report (Date of earliest event reported)

                              THE FIRST YEARS INC.
             (Exact Name of Registrant as Specified in its Charter)

                                 MASSACHUSETTS
                 (State or other jurisdiction of incorporation)

                                     0-7024
                            (Commission File Number)

                                   04-2149581
                     (I.R.S. Employer Identification Number)

                  ONE KIDDIE DRIVE, AVON, MASSACHUSETTS 02322
                    (Address of principal executive offices)

                                 (508) 588-1220
                               (Telephone Number)


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Item 5. Other Events

The Company announced on December 28, 1999 the settlement of a patent infringement suit brought against the Company in early 1999 as described in the Company's press release dated December 28, 1999 which is filed as Exhibit 99, to, and as part of, this Form 8-K.

Item 7. Financial Statements and Exhibits

Exhibit (99) Copy of Press Release dated December 28, 1999 of The First Years
             Inc.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             THE FIRST YEARS INC.

Date: December 29, 1999                      By: /s/ John R. Beals
                                                 -------------------------------
                                                 John R. Beals
                                                 Senior Vice President - Finance
                                                 and Treasurer